                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement                 Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                                 HARBOR BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                             [HARBOR BANCORP LOGO]

                                 HARBOR BANCORP
                                11 GOLDEN SHORE
                          LONG BEACH, CALIFORNIA 90802
                                 (562) 491-1111

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 27, 1997

TO THE SHAREHOLDERS OF HARBOR BANCORP:

     NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the 1997 Annual Meeting of Shareholders (the "Meeting") of Harbor Bancorp (the "Company") will be held at Harbor Bank, 11 Golden Shore, Long Beach, California 90802 on Tuesday, May 27, 1997 at 2:00 p.m., for the purpose of considering and voting upon the following matters:

          1. Election of Directors. Electing nine (9) persons to the Board of Directors to serve until the 1998 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons are the Board of Directors' nominees:

              James H. Gray                    Dorothy K. Matteson
              John W. Hancock                  Malcolm C. Todd, M.D.
              Dallas E. Haun                   James A. Willingham
              Kermit Q. Jones                  Margaret E. Wilson
              Robert E. Leslie

          2. Other Business. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on April 15, 1997, as the record date for determination of shareholders entitled to notice of, and the right to vote at, the Meeting.

WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING OF REVOCATION OF SUCH PROXY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

     PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE FOR ADEQUATE ACCOMMODATIONS.

Dated: April 30, 1997

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ DOROTHY K. MATTESON

                                          Dorothy K. Matteson, Secretary

                                 HARBOR BANCORP
                                11 GOLDEN SHORE
                          LONG BEACH, CALIFORNIA 90802
                                 (562) 491-1111

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 27, 1997

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 1997 Annual Meeting of Shareholders (the "Meeting") of Harbor Bancorp (the "Company") to be held at Harbor Bank, 11 Golden Shore, Long Beach, California 90802 at 2:00 p.m., on Tuesday, May 27, 1997, and at any and all adjournments thereof.

     It is anticipated that this Proxy Statement and the accompanying notice will be mailed on or about April 30, 1997 to shareholders eligible to receive notice of and vote at the Meeting.

     The matters to be considered and voted upon at the Meeting will be:

          1. Election of Directors. Electing nine (9) persons to the Board of Directors to serve until the 1998 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons are the Board of Directors' nominees:

              James H. Gray                    Dorothy K. Matteson
              John W. Hancock                  Malcolm C. Todd, M.D.
              Dallas E. Haun                   James A. Willingham
              Kermit Q. Jones                  Margaret E. Wilson
              Robert E. Leslie

          2. Other Business. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

REVOCABILITY OF PROXIES

     A form of proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such a Proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly-executed Proxy bearing a later date. In addition, the powers of the proxy holders will be revoked if the person executing the Proxy is present at the meeting and elects to vote in person by advising the Chairman of such election. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxy holders in accordance with the instructions specified on the Proxy. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A PROPOSAL TO BE ACTED UPON, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES AS DIRECTORS. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS.

     If you hold your shares of common stock in "street name" and you fail to instruct your broker or nominee as to how to vote your common stock, your broker or nominee may, at its discretion, vote your common stock "FOR" the election of the Board of Directors' nominees.

PERSONS MAKING THE SOLICITATION

     This solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in the solicitation of proxies for the Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors, and employees of the Company and its subsidiary, Harbor Bank (the "Bank"), may solicit proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expense in forwarding these Proxy Materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may utilize the services of individuals or companies not regularly employed by the Company in connection with the solicitation of proxies if Management of the Company determines it advisable.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     There were issued and outstanding 1,415,214 shares of the Company's common stock on April 15, 1997, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of and to vote at the meeting (the "Record Date"). On any matter submitted to the vote of the shareholders, each holder of common stock will be entitled to one vote, in person or by the proxy, for each share of common stock held of record on the books of the Company as of the Record Date for the Meeting. In connection with the election of directors, the shares may be voted cumulatively if a shareholder present at the meeting has given notice at the meeting prior to the voting of his or her intention to so vote and such candidate or candidates' names have been placed in nomination prior to the meeting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting allows a shareholder to cast a number of shares held in his or her name as of the Record Date, multiplied by the number of directors to be elected. This total number of votes may be cast for one nominee, or distributed among as many nominees or in such proportions as the shareholder sees fit. If cumulative voting is declared at the Meeting, votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated at the discretion of the proxy holders, in accordance with the recommendations of the Board of Directors. In the election of directors, the nine (9) nominees receiving the highest number of votes will be elected.

            SHAREHOLDERS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Management of the Company knows of no person who owns, beneficially or of record, either individually or together with associates, 5 percent or more of the outstanding common stock, except as set forth in the table below. The following table sets forth certain information as of April 15, 1997 concerning the beneficial ownership of the Company's outstanding common stock by each of the directors of the Company, the named executives (as defined below) and by all directors and executive officers of the Company as a group. Management is not aware of any change in control of the Company or of any arrangement which may, at a subsequent date, result in a change of control of the Company.

                                                                     COMMON STOCK
                          NAME AND TITLE                             BENEFICIALLY       PERCENT
                        OTHER THAN DIRECTOR                            OWNED(1)       OF CLASS(2)
-------------------------------------------------------------------  ------------     -----------
James H. Gray......................................................     120,441(3)         8.51%
  President and Chief Executive Officer of Company,
  Chairman of the Board and Chief Executive Officer of Bank
     c/o Harbor Bank
     11 Golden Shore
     Long Beach, California 90802
John W. Hancock....................................................       4,377             .31%
Dallas E. Haun.....................................................      44,626(4)         3.15%
  Vice President of Company and
  President and Chief Operating Officer of Bank
Kermit Q. Jones....................................................      55,590            3.93%
Robert E. Leslie...................................................         837             .06%
Dorothy K. Matteson................................................      38,741            2.74%
Malcolm C. Todd....................................................      48,145            3.40%
James A. Willingham................................................      81,524            5.76%
Margaret E. Wilson.................................................      46,804(5)         3.31%
Harbor Bank Employee Stock Ownership Plan,
  Melissa Lanfre, Trustee(6).......................................     120,649(6)         8.53%
All Directors and Officers (11 in number)(7).......................     573,061(8)        40.49%

---------------

(1) Beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (a) voting power, which includes the power to vote, or to direct the voting of such security; and/or (b) investment power which includes the power to dispose, or to direct the disposition of such security. Beneficial owner also includes any person who has the right to acquire beneficial ownership of such security as defined above within 60 days of the Record Date.

(2) Shares subject to options held by directors and executive officers (or group) are treated as issued and outstanding for the purpose of computing the percent of the class owned by such person (or group), but not for computing the percent of the class owned by any other person (or group).

(3) Includes 16,577 shares of stock options granted to Mr. Gray but not exercised.

(4) Includes 39,233 shares of stock options granted to Mr. Haun but not exercised.

(5) Shares are held by the Wilson Family Trust of which Mrs. Wilson is a Co-Trustee.

(6) Includes 120,649 shares owned by the Harbor Bank Employee Stock Ownership Plan of which Melissa Lanfre, Vice President and Chief Financial Officer of the Company serves as Trustee and over which Ms. Lanfre has sole voting and investment power.

(7) As used throughout this Proxy Statement, the terms "officer" and "executive officer" mean the President and Chief Executive Officer of Harbor Bancorp and Chairman of the Board of Directors and Chief Executive Officer of the Bank, the President and Chief Operating Officer of the Bank and Vice President of the Company, the Executive Vice President and Chief Credit Officer of the Bank, the Senior Vice President and Chief Financial Officer of the Bank and Vice President and Chief Financial Officer of the Company, and the Senior Vice President and Director of Operations of the Bank. The Secretary of the Company is not an executive officer.

(8) Includes 67,137 shares of stock options granted to all directors and executive officers as a group but not exercised.

                         PROPOSAL 1: ELECTION OF DIRECTORS

    NOMINEES

     The Company's Articles provide for a range of eight (8) to fifteen (15) directors, and permit the exact number of directors of the Company to be fixed by Board or shareholder action. The Board of Directors has fixed the number of directors at nine (9).

     The persons named below, all of whom are currently members of the Company's Board of Directors, will be nominated for election as directors to serve until the 1998 Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes will be cast in such a way as to effect the election of all nine (9) nominees, or as many thereof as possible under the rules of cumulative voting. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. All nominees have indicated their willingness to serve if elected and the Board of Directors has no reason to believe that any of the nominees will be unavailable to serve if elected.

     None of the directors, nominees or executive officers of the Company were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company and the Bank, acting within their capacities as such. There are no family relationships between the directors and executive officers of the Company and none of the directors or executive officers of the Company serve as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, as amended, or any investment company registered under the Investment Company Act of 1940, as amended.

     The following table sets forth the names and certain information as of April 15, 1997, concerning the persons to be nominated by the Board of Directors for election as directors of the Company:

                                              PRESENT PRINCIPAL OCCUPATION             SERVED AS
                                                AND PRINCIPAL OCCUPATION               DIRECTOR
          NAME             AGE                   DURING PAST FIVE YEARS                SINCE(1)
-------------------------  ----    --------------------------------------------------  ---------
James H. Gray............    59    President and Chief Executive Officer of Harbor        1982
                                   Bancorp, Chairman and Chief Executive Officer of
                                   Harbor Bank
John W. Hancock..........    60    President, Bancap Investment Group                     1992
Dallas E. Haun...........    43    Vice President of Harbor Bancorp, President and        1993
                                   Chief Operating Officer of Harbor Bank
Kermit Q. Jones..........    78    Owner, Treasure Valley Land and Cattle/Dairy           1982
                                   Farmer
Robert E. Leslie.........    72    Retired Fire Chief, City of Long Beach                 1988
Dorothy K. Matteson......    70    Uniform Sales, Retired                                 1982
Malcolm C. Todd, M.D.....    84    Retired Physician/Surgeon                              1982
James A. Willingham......    68    President, Boulevard Buick and Chairman of the         1982
                                   Board of Harbor Bancorp
Margaret E. Wilson.......    68    Co-trustee of the Wilson Family Trust                  1993

---------------

(1) All the current directors were appointed to the Board of Directors by the Company's incorporator on June 24, 1982, with the exception of Robert E. Leslie, who was appointed on March 22, 1988, John W. Hancock who was appointed on June 23, 1992, Margaret E. Wilson who was appointed on March 23, 1993 and Dallas E. Haun who was appointed on December 21, 1993.

     Mr. Henry "Bud" Nance announced his retirement from the Board of Directors effective March 25, 1997, due to his relocation to Grants Pass, Oregon.

EXECUTIVE OFFICERS

     The following table sets forth as to each of the persons who currently serve as an executive officer of the Company, such person's age, such person's principal occupation during the past five (5) years, such person's current position with the Company, and the periods during which such person served in such capacity.

               NAME AND POSITION                  AGE   DATE ELECTED, COMPANY   DATE ELECTED, BANK
------------------------------------------------  ----  ---------------------   -------------------
James H. Gray...................................   59   March 22, 1983          November 1, 1987
  President and Chief Executive Officer
  Chairman and Chief Executive Officer
Dallas E. Haun..................................   43   May 23, 1995            October 24, 1995
  Vice President
  President and Chief Operating Officer
Phillip J. Bond.................................   33   N/A                     September 11, 1995
  Executive Vice President and
  Chief Credit Officer
H. Melissa Lanfre...............................   45   June 23, 1987           June 23, 1987
  Vice President and Chief Financial Officer
  Senior Vice President and
  Chief Financial Officer
Lou Burgess.....................................   56   N/A                     November 1, 1995
  Senior Vice President and
  Director of Operations

     All executive officers of the Company are elected by, and serve at the pleasure of the Board of Directors. Set forth above are the names and offices held by the executive officers of the Company and the date when each was elected to his/her present position with the Company. A brief account of the business experience of each is set forth below.

     Mr. Gray has been with the major subsidiary of the Company, Harbor Bank, since 1976. He currently holds the position of Chairman of the Board and Chief Executive Officer of Harbor Bank and President and Chief Executive Officer of Harbor Bancorp.

     Mr. Haun has been with the major subsidiary of the Company, Harbor Bank, since 1977. He currently holds the position of President and Chief Operating Officer of Harbor Bank and Vice President of Harbor Bancorp.

     Mr. Bond joined the major subsidiary of the Company, Harbor Bank, on September 11, 1995, and currently holds the position of Executive Vice President and Chief Credit Officer.

     Ms. Lanfre joined the Company on July 13, 1987, and currently holds the position of Senior Vice President and Chief Financial Officer of Harbor Bank and Vice President and Chief Financial Officer of the Company.

     Ms. Burgess has been with the major subsidiary of the Company, Harbor Bank, since 1986. She currently holds the position of Senior Vice President and Director of Operations.

THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors of the Company held twelve (12) regular meetings and one (1) special meeting in 1996. In 1996, all of the Company's directors attended at least 75% of all Board meetings. The Company's Board has no standing committees, and any matters which might ordinarily be considered by an audit, compensation or nominating committee, were considered by the Board as a whole. The Company's directors also serve as members of the Bank's Board of Directors and on committees of the Bank's Board. In particular, all Company Directors are members of the Bank's Board of Directors, and they met twelve (12) times during 1996. Any matters of the Bank which might ordinarily be considered by a compensation or nominating committee were considered by the Board of the Bank as a whole.

     The Bank's Loan Committee met fifty-two (52) times in 1996. This committee reviews certain types of loan requests.

     The Bank's Audit Committee met twelve (12) times in 1996. This committee is responsible for audit functions in the Bank, the appointment of an outside accounting firm and the review of reports of the accounting firm.

     The Bank's Loan and Investment Committee met twelve (12) times in 1996. This committee also reviews certain types of loan requests and Bank investments.

DIRECTOR COMPENSATION

     Directors of the Company and Bank who are considered to be inside directors or employees of the Company, receive a director's fee of $600 per meeting attended and all other directors, who are considered to be outside directors, receive a director's fee of $1,000 per meeting attended. Non-officer directors serving on the Bank's Loan Committee receive $150 per meeting attended. As of April 1, 1997, non-officer directors serving on the Bank's Loan Committee receive $200 per meeting attended.

EXECUTIVE OFFICERS' COMPENSATION AND OTHER INFORMATION

     The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the two other executive officers of the Company/Bank (determined as of the end of the last fiscal year) whose annual salary and bonus exceeded $100,000 in 1996 (the "Named Executives") for each of the fiscal years ended December 31, 1996, 1995, and 1994.

SUMMARY OF CASH AND CERTAIN COMPENSATION

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG TERM COMPENSATION
                                                                               ----------------------------------------------
                                             ANNUAL COMPENSATION                      AWARDS                  PAYOUTS
                                  ------------------------------------------   ---------------------   ----------------------
              (A)                  (B)       (C)        (D)         (E)           (F)         (G)        (H)         (I)
--------------------------------  ------   --------   -------   ------------   ----------   --------   -------   ------------
                                                                   OTHER       RESTRICTED
                                                                   ANNUAL        STOCK                  LTIP      ALL OTHER
                                            SALARY     BONUS    COMPENSATION    AWARD(S)    OPTIONS/   PAYOUTS   COMPENSATION
  NAME AND PRINCIPAL POSITION      YEAR     ($)(1)    ($)(2)        ($)           ($)       SARS($)      ($)        ($)(3)
--------------------------------  ------   --------   -------   ------------   ----------   --------   -------   ------------
James H. Gray...................  1996     $150,900   $60,000        -0-           -0-         -0-       -0-        $8,688
  Chairman of the Board and       1995      148,258    60,000        -0-           -0-         -0-       -0-           -0-
    Chief
  Executive Officer of Harbor     1994      125,400    45,000        -0-           -0-         -0-       -0-           -0-
    Bank
Dallas E. Haun..................  1996      123,442    60,000        -0-           -0-         -0-       -0-         8,880
  President and Chief Operating   1995      106,250    50,000        -0-           -0-         -0-       -0-           -0-
  Officer of Harbor Bank(4)       1994       97,850    40,000        -0-           -0-         -0-       -0-           -0-
Phillip J. Bond(5)..............  1996       89,667    25,000        -0-           -0-         -0-       -0-           619
  Executive Vice President and    1995       25,563    10,000        -0-           -0-         -0-       -0-           -0-
  Chief Credit Officer            1994          -0-       -0-        -0-           -0-         -0-       -0-           -0-

---------------

(1) Included in this column are salaries paid for services rendered to the Bank, during 1996 before any salary reduction for contributions to the Company's plan under section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), and salary reductions for contributions for welfare plan coverages under section 125 of the Code.

(2) The bonus amounts are payable pursuant to the Company's senior management compensation plan as approved annually by the Board of Directors. This column may include bonuses paid in a certain year for services rendered in the prior year.

(3) "All Other Compensation" is only required to be reported for 1996. The amount represents the Company's matching contribution for the 401(k) plan and director's fees.

(4) Dallas E. Haun was promoted to the position of Vice President of Harbor Bancorp on May 23, 1995, and was elected as the President and Chief Operating Officer of Harbor Bank on October 24, 1995. On August 22, 1995, the Board of Directors of Harbor Bank approved an Employment Agreement effective September 1, 1995 between Harbor Bank and Dallas Haun that would run to February 28, 1999. The agreement calls for base salary levels and bonus plan participation declared annually by the Board of Directors and is extended for an additional year each succeeding February 28 by mutual agreement.

(5) Mr. Phillip J. Bond joined Harbor Bank on September 11, 1995 as Executive Vice President and Chief Credit Officer and by Letter of Agreement with the Board of Directors will be entitled to extra compensation in the amount of $50,000.00 if there is a change in majority ownership of the Bank within 24 months of his employment.

     The following table provides information with respect to the Named Executives concerning the exercise of options and/or stock appreciation rights ("SARs") during the fiscal year ended December 31, 1996 and unexercised options and/or SARs held by the Named Executives as of December 31, 1996.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND YEAR-END OPTION/SAR VALUE

                (A)                      (B)            (C)              (D)
-----------------------------------  -----------   --------------   --------------
                                                                                            VALUE
                                                                      NUMBER OF          UNEXERCISED
                                                                     UNEXERCISED         IN-THE-MONEY
                                                                     OPTIONS/SARS      OPTIONS/SARS AT
                                       SHARES                       AT YEAR-END(#)       YEAR-END($)
                                     ACQUIRED ON       VALUE         EXERCISABLE/        EXERCISABLE/
               NAME                  EXERCISE(#)    REALIZED(#)     UNEXERCISABLE       UNEXERCISABLE
-----------------------------------  -----------   --------------   --------------     ----------------
James H. Gray......................      -0-             -0-          5,745/10,832     $26,012/$ 46,268
Dallas E. Haun.....................      -0-             -0-         13,038/26,195     $63,209/$102,779
Phillip J. Bond....................      -0-             -0-          1,050/ 4,200     $ 2,338/$  9,350

CERTAIN TRANSACTIONS

     There are no existing or proposed material transactions between the Company or the Bank and any of the Company's executive officers, directors, or beneficial owners of 5% or more of the common stock, or the immediate family or associates of any of the foregoing persons, except as indicated below.

     Some of the Company's directors, nominees for director, and executive officers and their immediate families, as well as the companies with which such directors and executive officers are associated, are customers of, and have had banking transactions with the Bank in the ordinary course of the Bank's business and the Bank expects to have such ordinary banking transactions with such persons in the future. In the opinion of Management of the Bank, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE BOARD OF DIRECTORS' NOMINEES.

                                 OTHER MATTERS

     The firm of Ernst & Young served as independent public auditors for the Company and the Bank for 1996. It is anticipated that a representative of Ernst & Young will be present at the Meeting to respond to appropriate questions from shareholders.

     Any shareholder desiring to submit a proposal for action at the 1998 Annual Meeting of Shareholders which is desired to be presented in the Company's Proxy Statement with respect to such meeting should submit such proposal to the Company at its principal place of business no later than January 12, 1998.

     The Board of Directors does not know of any matters to be presented at the Meeting other than those set forth above. However, if any other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote said Proxy in accordance with the recommendations of the Board of Directors on such matters, and discretionary authority to do so is included in the Proxy.

     The Company's Annual Report for the year ended December 31, 1996 was mailed to the shareholders on approximately April 14, 1997. The Annual Report contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Ernst & Young, independent public auditors.

Dated: April 30, 1997                     HARBOR BANCORP

                                          /s/ DOROTHY K. MATTESON

                                          Dorothy K. Matteson, Secretary

                                 HARBOR BANCORP                            PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 27, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder of Harbor Bancorp (the "Company") hereby nominates, constitutes and appoints James H. Gray, Kermit Jones and James Willingham, and each of them, attorney(s), agent(s) and proxy(s) of the undersigned, with full powers of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Tuesday, May 27, 1997, at 2:00 p.m. at Harbor Bank, 11 Golden Shore, Long Beach, California 90802 and at any and all adjournment or adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1.  Election of Directors

    Authority to elect the nine (9) persons named below and in the Proxy Statement dated April 30, 1997 accompanying the Notice of said Meeting, to serve until the 1998 Annual Meeting of Shareholders and until their successors are elected and have qualified:

[ ]  FOR all nominees listed below                           [ ]  WITHHOLD AUTHORITY
     (except as marked to the contrary below)                     to vote for all nominees listed below.

   James H. Gray, John W. Hancock, Dallas E. Haun, Kermit Q. Jones, Robert E.
                 Leslie, Dorothy K. Matteson, Malcolm C. Todd,
    James A. Willingham and Margaret E. Wilson.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE BELOW.)

--------------------------------------------------------------------------------

2.  Other Business

    In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the Meeting, and at any and all adjournment or adjournments thereof.

                  (continued and to be signed on reverse side)

    The undersigned hereby ratifies and confirms all that the proxyholders, or any of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement accompanying said Notice.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

                                                  PLEASE SIGN AND DATE BELOW

                                                  ------------------------------
                                                             (Dated)

                                                  ------------------------------
                                                        (Number of Shares)

                                                  ------------------------------
                                                    (Signature of Shareholder)

                                                  ------------------------------
                                                    (Signature of Shareholder)

                                                  (Please date this Proxy and
                                                  sign your name as it appears
                                                  on the stock certificates.
                                                  When signing as attorney,
                                                  executor, administrator,
                                                  trustee or guardian, please
                                                  give full title. If more than
                                                  one trustee, all should sign.
                                                  All joint owners should sign.)

                                                  I DO [ ] DO NOT [ ] EXPECT TO
                                                  ATTEND THE MEETING.